Filed Pursuant to Rule 497(d)

Registration No. 333-103492

AMERICAN FIDELITY SEPARATE ACCOUNT C (the “Separate Account”)

Supplement Dated September 29, 2006

to the

Prospectus Dated May 1, 2006

Effective October 2, 2006, the Prospectus for the Separate Account is amended as set forth below.

On September 29, 2006, BlackRock, Inc. consummated a transaction with Merrill Lynch & Co., Inc. whereby Merrill Lynch & Co., Inc.’s investment management business combined with that of BlackRock, Inc. to create a new independent company. As a result of the consummation of this transaction, FAM Variable Series Funds, Inc., one of the portfolio companies offering the portfolios in which the sub-accounts of the Separate Account invest, changed its name to BlackRock Variable Series Funds, Inc. (the “Portfolio Company”). The two portfolios of the Portfolio Company that are offered as investment options under the Separate Account, Mercury Basic Value V.I. Fund and Mercury Value Opportunities V.I. Fund, changed their names in connection with the transaction to BlackRock Basic Value V.I. Fund and BlackRock Value Opportunities V.I. Fund, respectively (the “Funds”). As a result of the transaction, BlackRock Advisors, LLC will act as the investment advisor for the Funds and BlackRock Investment Management, LLC will act as sub-advisor for the Funds. Following the transaction, all agreements between Merrill Lynch Variable Series Funds, Inc., Merrill Lynch Asset Management, L.P., or their affiliates and the Separate Account will remain in effect and be performed by BlackRock, Inc. and its affiliates.

As a result of these changes, the Separate Account is supplementing its Prospectus to reflect modifications made in connection with the transaction. This Supplement updates information contained in the Prospectus of the Separate Account dated May 1, 2006. You should retain this Supplement with the Prospectus for future reference.

Prospectus Changes

The following changes are made to the Prospectus of the Separate Account:

Name Changes of the Portfolio Company and the Funds

The names of the Portfolio Company and the Funds as used throughout the Prospectus are changed as noted above.

The information under the section “Investment Options” relating to the Portfolio Company is deleted in its entirety and replaced with the following:

BlackRock Variable Series Funds, Inc.

Portfolios available under AFAdvantage Variable Annuity® policy:

•       BlackRock Basic Value V. I. Fund

•       BlackRock Value Opportunities V. I. Fund

(Call 800-637-3863 to request portfolio prospectus)

Open-end, management investment company offering one or more separate funds available under the AFAdvantage Variable Annuity®	Advisor: BlackRock Advisors, LLC Sub-Advisor: BlackRock Investment Management, LLC